                                    SCHEDULE 14A
                                   (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENTS
                              SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          The Turkish Investment Fund, Inc.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (Name of Registrant as Specified in Its Charter)


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Aggregate number of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Proposed maximum aggregate value of transaction:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     5)   Total fee paid: . . . . . . . . . . . . . . . . . . . . . . . . . . .

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Form, Schedule or Registration Statement No.:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3)   Filing Party:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Date Filed:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                       THE TURKISH INVESTMENT FUND, INC.



                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.


                          1221 AVENUE OF THE AMERICAS


                            NEW YORK, NEW YORK 10020


                             ---------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                             ---------------------


To Our Stockholders:



     Notice is hereby given that the Annual Meeting of Stockholders of The Turkish Investment Fund, Inc. (the "Fund") will be held on Wednesday, April 30, 1997, at 8:45 a.m. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:



          1. To elect two Class II Directors for a term of three years.



          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997.



          3. To approve or disapprove an Investment Advisory and Management Agreement among the Fund, Morgan Stanley Asset Management Inc. and Morgan Stanley Asset Management Limited.



          4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.


     Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                                       VALERIE Y. LEWIS


                                       Secretary



Dated: March 27, 1997


     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE TURKISH INVESTMENT FUND, INC.



                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.


                          1221 AVENUE OF THE AMERICAS


                            NEW YORK, NEW YORK 10020


                        -------------------------------


                                PROXY STATEMENT

                        -------------------------------


     This statement is furnished by the Board of Directors of The Turkish Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 30, 1997, at 8:45 a.m. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about March 27, 1997.


     The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At the Meeting, the Fund's stockholders will consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of MSAM, the Fund's investment manager. Pursuant to the Merger Agreement, the Fund's investment manager will become a direct subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreement is substantially the same as the Fund's Current Advisory Agreement (defined below), except for its date of execution.


     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997 and FOR the approval of the New Advisory Agreement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.



     The Board has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 7,046,430 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.


     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of MSAM. The solicitation of Proxies is also expected to include communications by employees of Shareholder

Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses. MSAM has agreed to reimburse the Fund for all incremental expenses incurred by the Fund that would not have been incurred if the New Advisory Agreement was not submitted to stockholders of the Fund for their approval.



     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE TURKISH INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.



     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.


     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2 AND 3 OF THE NOTICE OF ANNUAL MEETING.


                             ELECTION OF DIRECTORS


                                (PROPOSAL NO. 1)



     At the Meeting, two Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of John W. Croghan and Graham E. Jones as Class II Directors.



     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of: The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., Morgan Stanley Russia & New Europe Fund, Inc., The Pakistan Investment Fund, Inc. and The Thai Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.



     Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I currently consists of Peter J. Chase, David B. Gill and Warren J. Olsen. Class II currently consists of John W. Croghan and Graham E. Jones. Class III currently consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class II are being considered for election at this Meeting.



     Pursuant to the Fund's By-laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) October 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.



     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended October 31, 1996. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.



     There were four meetings of the Board of Directors held during the fiscal year ended October 31, 1996. For the fiscal year ended October 31, 1996, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs, who attended two of the four meetings of the Board.


     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and officers of the Fund is set forth below:


                                                                                    COMMON STOCK       SHARE
                                                                                    BENEFICIALLY    EQUIVALENTS
                                                                                    OWNED AS OF     OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS            MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS     AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- --------------- ----------------------------- ---   ------------   -------------   ----------
Barton M. Biggs*............... Director and    Chairman, Director and        64       10,000                --        ***
  1221 Avenue of the Americas     Chairman of     Managing Director of Morgan
  New York, New York 10020        the Board       Stanley Asset Management
                                  since 1995      Inc. and Chairman and
                                                  Director of Morgan Stanley
                                                  Asset Management Limited;
                                                  Managing Director of Morgan
                                                  Stanley & Co. Incorporated;
                                                  Director of Morgan Stanley
                                                  Group Inc.; Director of the
                                                  Rand McNally Company;
                                                  Member of the Yale
                                                  Development Board; Director
                                                  and Chairman of the Board
                                                  of seventeen U.S.
                                                  registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.
Peter J. Chase................. Director since  Chairman and Chief Financial  64          500                --        ***
  1441 Paseo De Peralta           1995            Officer, High Mesa
  Santa Fe, New Mexico 87501                      Technologies, LLC; Chairman
                                                  of CGL, Inc.;
                                                  Principal/Owner of
                                                  STATEMENTS; Director of
                                                  thirteen U.S. registered
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.
John W. Croghan................ Nominee;        President of Lincoln          66        1,000               853        ***
  200 South Wacker Drive          Director      Partners, a partnership of
  Chicago, Illinois 60606         since 1995      Lincoln Capital Management
                                                  Company; Director of St.
                                                  Paul Bancorp, Inc. and
                                                  Lindsay Manufacturing Co.;
                                                  Director of thirteen U.S.
                                                  registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.; Previously Director
                                                  of Blockbuster
                                                  Entertainment Corporation.

                                                                                    COMMON STOCK       SHARE
                                                                                    BENEFICIALLY    EQUIVALENTS
                                                                                    OWNED AS OF     OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS     AGE    MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS     --       1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- --------------- -----------------------------          ------        --------         ---
David B. Gill.................. Director since  Director of thirteen U.S.     70          500               607        ***
  26210 Ingleton Circle           1995            registered investment
  Easton, Maryland 21601                          companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.; Director of the
                                                  Mauritius Fund Limited;
                                                  Director of Moneda Chile
                                                  Fund Limited; Director of
                                                  First NIS Regional Fund
                                                  SIAC; Director of
                                                  Commonwealth Africa
                                                  Investment Fund Ltd.;
                                                  Chairman of the Advisory
                                                  Board of Advent Latin
                                                  American Private Equity
                                                  Fund; Chairman and Director
                                                  of Norinvest Bank; Director
                                                  of Surinvest International
                                                  Limited; Director of
                                                  National Registry Company;
                                                  Previously Director of
                                                  Capital Markets Department
                                                  of the International
                                                  Finance Corporation;
                                                  Trustee, Batterymarch
                                                  Finance Management;
                                                  Chairman and Director of
                                                  Equity Fund of Latin
                                                  America S.A.; Director of
                                                  Commonwealth Equity Fund
                                                  Limited; and Director of
                                                  Global Securities, Inc.
Graham E. Jones................ Nominee;        Senior Vice President of BGK  64        1,000                --        ***
  330 Garfield Street             Director        Properties; Trustee of nine
  Suite 200                       since 1989      investment companies
  Santa Fe, New Mexico 87501                      managed by Weiss, Peck &
                                                  Greer; Trustee of eleven
                                                  investment companies
                                                  managed by Morgan Grenfell
                                                  Capital Management
                                                  Incorporated; Director of
                                                  thirteen U.S. registered
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.;
                                                  Previously Chief Financial
                                                  Officer of Practice
                                                  Management Systems, Inc.

                                                                                    COMMON STOCK       SHARE
                                                                                    BENEFICIALLY    EQUIVALENTS
                                                                                    OWNED AS OF     OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS     AGE    MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS     --       1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- --------------- -----------------------------          ------        --------         ---
John A. Levin.................. Director since  President of John A. Levin &  58        2,000               628        ***
  One Rockefeller Plaza           1995            Co., Inc.; Director and
  New York, New York 10020                        President of Baker,
                                                  Fentress & Company;
                                                  Director of fourteen U.S.
                                                  registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.
William G. Morton, Jr.......... Director since  Chairman and Chief Executive  60          500                --        ***
  1 Boston Place                  1995            Officer of Boston Stock
  Boston, Massachusetts 02108                     Exchange; Director of Tandy
                                                  Corporation; Director of
                                                  thirteen U.S. registered
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.
Warren J. Olsen*............... Director and    Principal of Morgan Stanley & 40        2,034                --        ***
  1221 Avenue of the Americas     President       Co. Incorporated and Morgan
  New York, New York 10020        since 1991      Stanley Asset Management
                                                  Inc.; Director of sixteen
                                                  and President of seventeen
                                                  U.S. registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.
James W. Grisham*.............. Vice President  Principal of Morgan Stanley & 55          200                --        ***
  1221 Avenue of the Americas     since 1992      Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management
                                                  Inc.; Officer of various
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.
Michael F. Klein*.............. Vice President  Principal of Morgan Stanley & 37           --                --        ***
  1221 Avenue of the Americas     since 1996      Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management
                                                  Inc. and previously a Vice
                                                  President thereof; Officer
                                                  of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.; Previously practiced
                                                  law with the New York law
                                                  firm of Rogers & Wells.
Harold J. Schaaff, Jr.*........ Vice President  Principal of Morgan Stanley & 36          202                --        ***
  1221 Avenue of the Americas     since 1992      Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management
                                                  Inc.; General Counsel and
                                                  Secretary of Morgan Stanley
                                                  Asset Management Inc.;
                                                  Officer of various
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.

                                                                                    COMMON STOCK       SHARE
                                                                                    BENEFICIALLY    EQUIVALENTS
                                                                                    OWNED AS OF     OWNED UNDER
                                 POSITION WITH      PRINCIPAL OCCUPATIONS            MARCH 24,     DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS     AGE      1997**      ARRANGEMENTS+   PERCENTAGE
------------------------------- --------------- ----------------------------- ---   ------------   -------------   ----------
Joseph P. Stadler*............. Vice President  Vice President of Morgan      42           --                --        ***
  1221 Avenue of the Americas     since 1994      Stanley & Co. Incorporated
  New York, New York 10020                        and Morgan Stanley Asset
                                                  Management Inc.; Officer of
                                                  various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.; Previously with Price
                                                  Waterhouse LLP.
Valerie Y. Lewis*.............. Secretary since Vice President of Morgan      41           --                --        ***
  1221 Avenue of the Americas     1990            Stanley & Co. Incorporated
  New York, New York 10020                        and Morgan Stanley Asset
                                                  Management Inc.; Officer of
                                                  various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management
                                                  Inc.; Previously with
                                                  Citicorp.
James M. Rooney................ Treasurer since Assistant Vice President and  38           --                --        ***
  73 Tremont Street               1994            Manager of Fund
  Boston, Massachusetts 02108                     Administration, Chase
                                                  Global Funds Services
                                                  Company; Officer of various
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.;
                                                  Previously Assistant Vice
                                                  President and Manager of
                                                  Fund Compliance and
                                                  Control, Scudder Stevens &
                                                  Clark Inc. and Audit
                                                  Manager, Ernst & Young LLP.
Belinda Brady.................. Assistant       Manager, Fund Administration, 28           --                --        ***
  73 Tremont Street               Treasurer       Chase Global Funds Services
  Boston, Massachusetts 02108     since 1996      Company; Officer of various
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.;
                                                  Previously with Price
                                                  Waterhouse LLP.
                                                                                       ------          --------        ---
All Directors and Officers as a Group............................................      17,936             2,088        ***
                                                                                       ======          ========        ===


---------------


  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of MSAM, and Messrs. Olsen, Grisham, Klein, Schaaff and Stadler and Ms. Lewis are officers of MSAM.


 ** This information has been furnished by each nominee, director and officer.


*** Less than 1%.


  + Indicates share equivalents owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.


     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,000 ($3,000 in 1996) plus certain out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as amended, will receive an additional fee of $500 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended October 31, 1996 were approximately $19,895.


     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or
(ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.


     Currently, Messrs. Croghan, Gill and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended October 31, 1996.



                                  AGGREGATE     PENSION OR RETIREMENT   TOTAL COMPENSATION    NUMBER OF FUNDS
                                 COMPENSATION     BENEFITS ACCRUED        FROM FUND AND       IN FUND COMPLEX
                                  FROM FUND        AS PART OF THE       FUND COMPLEX PAID        FOR WHICH
          NAME OF DIRECTORS         (2)(3)         FUND'S EXPENSES      TO DIRECTORS(2)(4)   DIRECTOR SERVES(5)
      -------------------------  ------------   ---------------------   ------------------   ------------------
      Barton M. Biggs(1)           $      0              None                $      0                17
      Peter J. Chase                  3,006              None                  54,269                13
      John W. Croghan                 3,613              None                  70,435                13
      David B. Gill                   3,090              None                  58,496                13
      Graham E. Jones                 3,006              None                  56,240                13
      John A. Levin                   3,590              None                  74,388                14
      William G. Morton, Jr.          3,590              None                  66,009                13
      Warren J. Olsen(1)                  0              None                       0                17
      Frederick B.
        Whittemore(1)(6)                  0              None                       0                16


---------------

(1)"Interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.


(2)The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended October 31, 1996, regardless of whether such amounts were actually received by the Directors during such fiscal year.


(3)Mr. Croghan earned $3,613, Mr. Gill earned $2,590 and Mr. Levin earned $2,603 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended October 31, 1996. Such amounts are included in these Directors' respective aggregate compensation from the Fund reported in this table.


(4)Mr. Croghan earned $68,389, Mr. Gill earned $20,330, Mr. Jones earned $24,113 and Mr. Levin earned $58,196 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended October 31, 1996. Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.


(5)Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended October 31, 1996.


(6) Mr. Whittemore resigned as a Director of the Fund effective March 14, 1997.



     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors complied with all applicable filing requirements for the fiscal year ended October 31, 1996.


     The election of Messrs. Croghan and Jones requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

                                (PROPOSAL NO. 2)


     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending October 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                      APPROVAL OF A NEW ADVISORY CONTRACT

                                (PROPOSAL NO. 3)



THE MANAGERS



     The Fund's advisory structure provides a multinational arrangement for furnishing management skills and investment advice to pursue the Fund's investment objective of investing primarily in equity securities of Turkish corporations. MSAM, a United States investment advisory firm, and Morgan Stanley Asset Management Limited ("MSAL"), an English company, act as investment advisers (the "Managers") for the Fund. The Managers have acted as investment managers for the Fund since the Fund commenced its investment operations. MSAM and MSAL provide portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, the Managers had, together with their affiliated investment management companies (which include Van Kampen American Capital, Inc.

and Miller Anderson & Sherrerd, LLP), assets under management (including assets under fiduciary advisory control) totalling approximately $162 billion. As investment advisers, the Managers emphasize a global investment strategy and benefit from research coverage of a broad spectrum of equity investment opportunities worldwide. The Managers draw not only upon the research capabilities of the MS Group, but also upon the research and investment ideas of other companies whose brokerage services the Managers utilize. For the fiscal year ended October 31, 1996, the Fund paid approximately $119,000 in brokerage commissions, of which approximately $15,000 was paid by the Fund to affiliates of the Managers, including Morgan Stanley & Co.



     The Fund employs MSAM and MSAL pursuant to an Investment Advisory and Management Agreement (the "Current Advisory Agreement") to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Fund's Directors. Each of MSAM and MSAL is a wholly-owned subsidiary of MS Group, and each is registered under the U.S. Investment Advisers Act of 1940. MSAM's principal address is 1221 Avenue of the Americas, New York, New York 10020. MSAL's principal address is Commercial Union Building, 1 Undershaft, Leadenhall Street, London EC3 3HB. The principal address of MS Group is 1585 Broadway, New York, New York 10036.



     Certain information regarding the directors and the principal executive officers of MSAM is set forth below.



                                                         PRINCIPAL OCCUPATION AND
  NAME AND ADDRESS           POSITION WITH MSAM              OTHER INFORMATION
---------------------    ---------------------------    ---------------------------
Barton M. Biggs*.....    Chairman, Director and         Chairman and Director of
                         Managing Director              Morgan Stanley Asset
                                                        Management Limited;
                                                        Managing Director of Morgan
                                                        Stanley & Co. Incorporated;
                                                        Director of Morgan Stanley
                                                        Group Inc.
Peter A. Nadosy*.....    Vice Chairman, Director and    Managing Director of Morgan
                         Managing Director              Stanley & Co. Incorporated;
                                                        Director of Morgan Stanley
                                                        Asset Management Limited
James M. Allwin*.....    President, Director and        Managing Director of Morgan
                         Managing Director              Stanley & Co. Incorporated;
                                                        President of Morgan Stanley
                                                        Realty Inc.
Gordon S. Gray*......    Director and Managing          Managing Director of Morgan
                         Director                       Stanley & Co. Incorporated;
                                                        Director of Morgan Stanley
                                                        Asset Management Limited
Dennis G. Sherva*....    Director and Managing          Managing Director of Morgan
                         Director                       Stanley & Co. Incorporated


---------------
* Business Address: 1221 Avenue of the Americas, New York, New York 10020

INFORMATION CONCERNING MORGAN STANLEY GROUP INC.



     MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley & Co. International provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range or asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.



     Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit cards services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products, with a particular focus on serving the investment needs of its individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.



THE MERGER


     Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, each of the Managers will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

     The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.


     The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.


     The Managers do not anticipate any reduction in the quality of services now provided to the Fund and do not expect that the Merger will result in any material changes in their business or in the manner in which they render services to the Fund. Nor do the Managers anticipate that the Merger or any ancillary transactions will have any adverse effect on their ability to fulfill their obligations under the New Advisory Agreement (as defined below) with the Fund or to operate their business in a manner consistent with past business practice.


THE ADVISORY AGREEMENTS



     In anticipation of the Merger, a majority of the Directors of the Fund who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Directors") approved a new investment advisory agreement (the "New Advisory Agreement") between the Fund and the Manager. The form of the proposed New Advisory Agreement is substantially the same as the Fund's Current Advisory Agreement, except for the date of execution and the omission of obsolete provisions described below. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.


     The following is a summary of the Current Advisory Agreement and the New Advisory Agreement. The description of the New Advisory Agreement is qualified by reference to Annex A.


     THE CURRENT ADVISORY AGREEMENT. The Current Advisory Agreement, dated as of December 5, 1989 (the "Current Advisory Agreement"), was last approved by stockholders of the Fund at a meeting held on May 14, 1991.


     Under the terms of the Current Advisory Agreement, the Managers, who are jointly and severally responsible for the services provided thereunder, make investment decisions, prepare and make available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The Managers are also jointly and severally responsible for maintaining records and furnishing all required reports or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The Managers pay the salaries and expenses of those of the Fund's officers and employees, as well as fees and expenses of those of the Fund's Directors, who are directors, officers or employees of the Managers, except that the Fund bears travel expenses or an appropriate fraction thereof of officers and directors of the Fund who are managing directors, officers or employees of the Managers to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. MSAL is primarily responsible for portfolio management and MSAM is primarily responsible for supervision of MSAL and recordkeeping. The Managers make investment decisions for the Fund based on analysis of a variety of information, including, as the Managers deem appropriate, available public information, research, discussions with management and major stockholders and others knowledgeable concerning a relevant company.

     The Fund pays all of its other expenses, including among others: organization expenses (but not the overhead or employee costs of the Managers); legal fees and expenses of counsel (United States and Turkish) to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and share purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.


     For its services under the Current Advisory Agreement, MSAL receives an annual fee in U.S. dollars of 0.95% of the first $50 million of average weekly net assets of the Fund, 0.75% of such assets in excess of $50 million up to and including $100 million and 0.55% of the excess over $100 million, payable monthly. The Fund pays no advisory fee to MSAM; however, MSAL reimburses MSAM for salaries, expenses and overhead incurred by MSAM in performing its obligation under the Current Advisory Agreement. The aggregate fee paid to MSAL in the year ended October 31, 1996 was $359,000. This fee is higher than advisory fees paid by most other investment companies, but comparable to the fees paid by funds with similar objectives.


     Under the Current Advisory Agreement, the Managers are permitted to provide investment advisory services to other clients, including clients who may invest in Turkish securities.

     The Current Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by either Manager upon 60 days' written notice. The Current Advisory Agreement automatically terminates in the event of its assignment, as defined under the U.S. Investment Company Act of 1940, as amended.

     The Current Advisory Agreement provides that neither Manager will be liable for any act or omission, error or judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Current Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a Manager in the performance of its respective duties, or from reckless disregard by it of its obligations and duties under the Current Advisory Agreement.


     The net assets of the Fund as of February 28, 1997, as well as the net assets of other U.S. registered investment companies advised by MSAM, and other U.S. registered investment companies for which MSAM acts as sub-adviser, the rates of compensation to the Managers, the aggregate amount of advisory fees paid by the Fund to the Managers and the aggregate amount of any other material payments by the Fund to the Managers are set forth in Annex B hereto.



     THE NEW ADVISORY AGREEMENT. The Board approved a proposed New Advisory Agreement between the Fund and the Managers on March 13, 1997, the form of which is attached as Annex A (the "New Advisory Agreement"). The form of the proposed New Advisory Agreement is substantially the same as the Current Advisory Agreement, except for the date of execution and the deletion of references in the Current Advisory Agreement to a subadvisory arrangement with a Turkish adviser that was terminated by the Fund in 1992.



     The investment advisory fee as a percentage of net assets payable by the Fund to MSAL will be the same under the New Advisory Agreement as under the Current Advisory Agreement, and the reimbursement arrangements between MSAM and MSAL would also remain the same. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, advisory fees paid to MSAL by the Fund would have been identical to those paid under the Current Advisory Agreement.


     The Board of the Fund held a meeting on March 13, 1997, at which meeting the Directors, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the Agreement for approval by the stockholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of stockholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Advisory Agreement, the Board took into account that the Fund's Current Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by the Managers and the fees and expenses payable by the Fund, are identical, except for the date of execution and the omission of obsolete provisions described above. The Board also considered other possible benefits to the Managers and Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

     The Board also examined the terms of the Merger Agreement and the possible effects of the Merger upon the Managers' organization and upon the ability of the Managers to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Managers. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Managers.

     The Board also weighed the effect on the Fund of the Managers becoming affiliated persons of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with

Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and/or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of each Manager represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreement and voted to recommend its approval to the stockholders of the Fund.

     In the event that stockholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Advisory Agreement. In the event the Merger is not consummated, the Managers would continue to serve as investment managers of the Fund pursuant to the terms of the Current Advisory Agreement.


STOCKHOLDER APPROVAL


     To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreement was unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at March 24, 1997:



                NAME AND ADDRESS OF                  AMOUNT AND NATURE OF
                 BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP   PERCENT OF CLASS
---------------------------------------------------  --------------------   ----------------
United Nations Joint Staff Pension Fund**..........         650,000*              9.2%
  United Nations
  New York, New York 10017
Fiduciary Trust Company International**............         650,000*              9.2%
  Two World Trade Center
  New York, New York 10048
Kuwait Investment Authority***.....................         900,000              12.8%
  P.O. Box 38346
  Dahieh Abdullah Al Salem
  Kuwait City, Kuwait 72254


---------------
  * Shared voting and dispositive power with respect to all shares.
 ** Based on a Schedule 13G filed with the Commission on February 3, 1997. *** Based on a Schedule 13G filed with the Commission on November 2, 1992.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before November 27, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.


                                              VALERIE Y. LEWIS


                                              Secretary



Dated: March 27, 1997


     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                         ANNEX A


                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


     Agreement, dated and effective as of                , 1997 between THE
TURKISH INVESTMENT FUND, INC., a Maryland corporation (herein referred to as the "Fund"), MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation ("MSAM") and MORGAN STANLEY ASSET MANAGEMENT LIMITED, a United Kingdom corporation ("MSAL") (MSAM and MSAL collectively referred to as the "Managers").

     WITNESSETH: That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:


     1. The Managers hereby jointly and severally undertake and agree, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith, and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books and records required under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such books and records are not maintained or furnished by the administrators, custodians or other agents of the Fund; (iv) to furnish at the Managers' expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in New York and London, and to furnish at the Managers' expense clerical services in the United States and London related to research, statistical and investment work; and (v) to pay the reasonable salaries and expenses of such of the Fund's officers and employees (including the Fund's share of payroll taxes) and any fees and expenses of such of the Fund's direct directors, officers or employees of the Managers, provided, however, that the Fund, and not the Managers, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are managing directors, officers or employees of the Managers to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Managers shall bear all expenses arising out of their duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Managers in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Managers shall not be responsible, except to the extent of the compensation of such of the Fund's employees as are directors, officers or employees of the Managers whose services may be involved, for the following expenses of the Fund: organization expenses (but not the overhead or employee costs of the Managers); legal fees and expenses of counsel (United States and Turkish) to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan (except for brokerage expenses paid by participants in such Plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.


     2. In connection with the rendering of the services required under paragraph 1, the Managers may contract with or consult with such banks, securities firms or other parties in Turkey or elsewhere as they may deem appropriate to obtain additional advisory information and advice, including investment recommendations, advice regarding economic factors and trends and advice as to currency exchange matters, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Managers, and no obligation shall be incurred on the Fund's behalf in any such respect.



     3. The Fund agrees to pay in United States dollars to MSAL, as full compensation for the services to be rendered and expenses to be borne by MSAL hereunder, an annual fee equal to 0.95% of the value of the average weekly net assets of the Fund up to and including $50 million, plus 0.75% of the value of the next $50 million of the average weekly net assets of the Fund, plus 0.55% of the value of the average weekly net assets of the Fund over $100 million, payable monthly. For purposes of computing the monthly fee, the weekly net assets of the Fund for any month shall be determined as of the close of business in Istanbul on the last Istanbul Stock Exchange business day of each week where such last business day of the week falls within that month and the aggregate value of all such weekly net assets shall be divided by the number of such weeks in such month. Such fee shall be computed beginning on the "Closing Date" (as defined in the Underwriting Agreement dated as of even date herewith with respect to the offering of the Fund's common stock) until the termination of this Agreement for whatever reason. The fee from the Closing Date to the end of the month during which the Closing Date occurs shall be prorated according to the proportion which such period bears to the full monthly period. Upon the termination of this Agreement before the end of any month, such fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period, and shall be payable on the date of termination of this Agreement. Each payment of a monthly fee to MSAL shall be made within the 15 Istanbul business days of the first day of each month following the day as of which such payment is computed. From time to time, MSAL will reimburse MSAM for salaries, expenses and overhead incurred by MSAM in performing its obligations under this Agreement.



     4. The Managers agree that they will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.



     5. Nothing herein shall be construed as prohibiting the Managers from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Turkish issuers, or from utilizing (in providing such services) information furnished to the Managers by others as contemplated by Section 2 of this Agreement; nor, except as explicitly provided herein, shall anything herein be construed as constituting the Managers as agents of the Fund.

     6. The Managers may rely on information reasonably believed by them to be accurate and reliable. Neither the Managers nor their officers, directors, employees, agents or controlling persons as defined in the Investment Company Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of a Manager in the performance of its respective duties or by reason of reckless disregard on the part of a Manager of its respective obligations and duties under this Agreement. Any person, even though also employed by MSAM or MSAL, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.



     7. This Agreement shall remain in effect for a period of two years from the date hereof, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor interested persons of the Fund or of the Managers or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Managers, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.



     This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by either of the Managers. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the 1940 Act, result in a change of actual control or management of the Managers' business shall not be deemed to be an assignment for the purposes of this Agreement. Termination by or with respect to MSAL or MSAM shall also terminate this Agreement with respect to such other entity. Any such notice shall be deemed given when received by the addressee.



     8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than pursuant to Section 7. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Managers, cast in person at a meeting called for the purpose of voting on such approval.



     9. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.



     10. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by mailing such notice, air mail postage prepaid, on the day on which such telex or facsimile is sent to the address set forth below) to the following address or telex or facsimile numbers:

     If to Morgan Stanley Asset Management Inc., to the attention of


        General Counsel


        1221 Avenue of the Americas


        New York, New York 10020


        Telex No. 212-765-3114

        Facsimile No. 212-921-5477.


     If to Morgan Stanley Asset Management Limited, to the attention of



        James Lyle


        Commercial Union Building


        1 Undershaft


        London EC3 3HB, England


        Telex No. 881-2564


        Facsimile No. 441-283-4455.



     If to the Fund, to the attention of the



        President


        1221 Avenue of the Americas


        New York, New York 10020


        Telex No. 212-765-3114


        Facsimile No. 212-921-5477.


or to such other address as to which the recipient shall have informed the other parties in writing.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile and confirmatory letter are sent.


     11. Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Managers or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdictions of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.


     To the extent that any party hereto may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its revenues or properties any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Agreement and/or to the extent that in such jurisdiction there may be attributed to any such party such an immunity (whether or not claimed), the parties hereto each hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law expressly waives, any such immunity, including, without limitation, a complete waiver of immunity pursuant to the United States Foreign Sovereign Immunities Act.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                  THE TURKISH INVESTMENT FUND, INC.

                                  By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                  MORGAN STANLEY ASSET MANAGEMENT INC.

                                  By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                  MORGAN STANLEY ASSET MANAGEMENT LIMITED



                                  By:

                                    --------------------------------------------

                                    Name:


                                    Title:

                                                                         ANNEX B

     The following table indicates the size of each U.S. investment company advised or sub-advised by the Manager, the amount of advisory fees or sub-advisory fees paid to the Manager for the last fiscal year of such investment company, the amount of other material fees paid to the Manager for such fiscal year and the advisory fee rate. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.


                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Institutional Fund, Inc.*(2)
-- Active Country Allocation Portfolio  $  187,031,777    $ 1,168,571          $0          0.65% of average daily net assets
-- Aggressive Equity Portfolio             121,791,751        400,006           0          0.80% of average daily net assets
-- Asian Equity Portfolio                  365,212,440      3,378,056           0          0.80% of average daily net assets
-- Balanced Portfolio                        7,573,877         74,832           0          0.50% of average daily net assets
-- China Growth Portfolio(3)                         0              0           0          1.25% of average daily net assets
-- Emerging Growth Portfolio                82,677,378      1,024,956           0          1.00% of average daily net assets
-- Emerging Markets Debt Portfolio         162,883,938      1,887,155           0          1.00% of average daily net assets
-- Emerging Markets Portfolio            1,557,680,866     15,367,651           0          1.25% of average daily net assets
-- Equity Growth Portfolio                 467,132,622      1,192,888           0          0.60% of average daily net assets
-- European Equity Portfolio               215,681,709      1,034,869           0          0.80% of average daily net assets
-- Fixed Income Portfolio                  122,195,042        559,304           0          0.35% of average daily net assets
-- Global Equity Portfolio                  87,115,900        630,346           0          0.80% of average daily net assets
-- Global Fixed Income Portfolio           116,017,909        437,198           0          0.40% of average daily net assets
-- Gold Portfolio(4)                        38,303,227        274,000           0          1.00% of average daily net assets
-- Growth and Income Fund(3)                         0              0           0          0.75% of average daily net assets
-- High Yield Portfolio                    123,820,445        438,512           0          0.50% of average daily net assets
-- International Equity Portfolio        2,412,774,091     15,860,657           0          0.80% of average daily net assets
-- International Magnum Portfolio          124,710,803        381,756           0          0.80% of average daily net assets
-- International Small Cap Portfolio       239,291,131      2,092,097           0          0.95% of average daily net assets
-- Japanese Equity Portfolio               156,667,861      1,642,268           0          0.80% of average daily net assets
-- Latin American Portfolio                 55,950,497        287,055           0          1.10% of average daily net assets
-- MicroCap Portfolio(3)                             0              0           0          1.00% of average daily net assets
-- Money Market Portfolio                1,278,773,524      3,343,176           0          0.30% of average daily net assets
-- Mortgaged-Backed Securities                       0              0           0          0.35% of average daily net assets
  Portfolio(3)
-- Municipal Bond Portfolio                 43,819,386        134,963           0          0.35% of average daily net assets
-- Municipal Money Market Portfolio        721,197,094      1,932,187           0          0.30% of average daily net assets
-- Small Cap Value Equity Portfolio         29,921,023        345,122           0          0.85% of average daily net assets
-- Technology Portfolio(5)                   5,504,680         12,699           0          1.00% of average daily net assets
-- U.S. Real Estate Portfolio              246,501,294      1,017,980           0          0.80% of average daily net assets
-- Value Equity Portfolio                  109,811,808        655,516           0          0.50% of average daily net assets
Morgan Stanley Fund, Inc.*(6)
-- American Value Fund                      54,190,478        363,998           0          0.85% of average daily net assets
-- Aggressive Equity Fund                   30,105,256         31,323           0          0.90% of average daily net assets
-- Asian Growth Fund                       394,810,098      3,762,252           0          1.00% of average daily net assets
-- Emerging Markets Fund                   174,767,303      1,081,943           0          1.25% of average daily net assets
-- Emerging Markets Debt Fund(3)                     0              0           0          1.25% of average daily net assets
-- Equity Growth Fund(3)                             0              0           0          0.70% of average daily net assets
-- European Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- Global Equity Allocation Fund           161,349,524      1,047,751           0          1.00% of average daily net assets
-- Global Equity Fund(3)                             0              0           0          1.00% of average daily net assets
-- Global Fixed Income Fund                  9,525,078        121,568           0          0.75% of average daily net assets
-- Government Obligations Money            122,965,353              0           0          0.45% of the first $250 million
  Market(7)                                                                                0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
---------------------------------------                   --------------  -----------      ---------------------------------------
-- Growth and Income Fund(3)            $            0    $         0          $0          1.00% of average daily net assets
-- High Yield Fund                          16,444,430         12,710           0          0.75% of average daily net assets
-- Japanese Equity Fund(3)                           0              0           0          1.00% of average daily net assets
-- International Magnum Fund                24,529,959              0           0          0.80% of average daily net assets
-- Latin America Fund                       53,413,053        218,502           0          1.25% of average daily net assets
-- Money Market Fund(7)                    153,358,157              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- Tax Free Money Market Fund(3)                     0              0           0          0.45% of the first $250 million
                                                                                           0.40% of the next $250 million
                                                                                           0.35% of the excess over $500 million
-- U.S. Real Estate Fund                    21,362,116          8,641           0          1.00% of average daily net assets
-- Worldwide High Income Fund              164,403,651        527,214           0          0.75% of average daily net assets

Morgan Stanley Universal Funds, Inc.*
-- Asian Equity(3)                                   0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Emerging Markets Debt(3)                          0              0           0          0.75% of the first $500 million
                                                                                           0.70% of the next $500 million
                                                                                           0.65% of the excess over $1 billion
-- Emerging Markets Equity                  15,607,752         32,000           0          1.25% of the first $500 million
                                                                                           1.20% of the next $500 million
                                                                                           1.15% of the excess over $1 billion
-- Global Equity(8)                          5,225,659              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Growth(8)                                 2,843,221              0           0          0.55% of the first $500 million
                                                                                           0.50% of the next $500 million
                                                                                           0.45% of the excess over $1 billion
-- International Magnum(8)                  10,283,605              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
-- Money Market(3)                      $            0    $         0          $0          0.30% of the first $500 million
                                                                                           0.25% of the next $500 million
                                                                                           0.20% of the excess over $1 billion
-- U.S. Real Estate(8)                               0              0           0          0.80% of the first $500 million
                                                                                           0.75% of the next $500 million
                                                                                           0.70% of the excess over $1 billion
The Brazilian Investment Fund, Inc.         58,816,028        425,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Latin American Discovery Fund, Inc.    204,346,643      1,899,000           0          1.15% of average weekly net assets
The Malaysia Fund, Inc.                    192,501,967      1,330,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
Morgan Stanley Africa Investment Fund,     310,803,693      3,106,000           0          1.20% of average weekly net assets
  Inc.
Morgan Stanley Asia-Pacific Fund, Inc.     854,649,586      8,796,000           0          1.00% of average weekly net assets
Morgan Stanley Emerging Markets Debt       321,966,172      3,125,000           0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley Emerging Markets Fund,      407,981,941      4,713,000           0          1.25% of average weekly net assets
  Inc.

                                                           AGGREGATE
                                                            AMOUNT
                                                              OF
                                                           ADVISORY/       AMOUNT OF
                                                          SUBADVISORY    OTHER MATERIAL
                                        NET ASSETS AS     FEE FOR THE     PAYMENTS TO        ASSET MANAGEMENT FEE AS PERCENTAGE
                                              OF             LAST         THE MANAGER               OF AVERAGE NET ASSETS
                                         FEBRUARY 28,       FISCAL        FOR THE LAST             (ANNUAL RATE OF MSAM'S
          INVESTMENT COMPANY                 1997           YEAR(1)       FISCAL YEAR                   COMPENSATION)
--------------------------------------- --------------    -----------    --------------    ---------------------------------------
Morgan Stanley Global Opportunity Bond      65,384,292        585,000           0          1.00% of average weekly net assets
  Fund, Inc.
Morgan Stanley High Yield Fund, Inc.       129,972,796        842,000           0          0.70% of average weekly net assets
Morgan Stanley India Investment Fund,      341,625,451      3,812,000           0          1.10% of average weekly net assets
  Inc.
Morgan Stanley Russia & New Europe         142,333,723        400,000           0          1.60% of average weekly net assets
  Fund, Inc.
The Pakistan Investment Fund, Inc.          67,931,758        743,000           0          1.00% of average weekly net assets
The Thai Fund, Inc.                        183,531,329      1,812,000           0          0.90% of the first $50 million
                                                                                           0.70% of the next $50 million
                                                                                           0.50% of the excess over $100 million
The Turkish Investment Fund, Inc.           51,846,955        359,000           0          0.95% of the first $50 million
                                                                                           0.75% of the next $50 million
                                                                                           0.55% of the excess over $100 million


---------------


  * With respect to each of Morgan Stanley Institutional Fund, Inc., Morgan Stanley Fund, Inc. and Morgan Stanley Universal Funds, Inc., MSAM has voluntarily agreed to a reduction in the fees payable to it and to reimburse each portfolio, if necessary, if payment of advisory fees would cause the total annual operating expenses of such portfolio to exceed certain minimums.


(1) Net of any fees waived by the Manager for the last fiscal year.


(2) Includes Class A and Class B shares.


(3) Currently Inactive.


(4) Management fee includes a 0.40% sub-advisory fee payable by the Manager.


(5) Commenced operations March 16, 1996.


(6) Includes Class A, Class B and Class C shares. Fiscal year end June 30, 1996.


(7) Formerly, a portfolio of PCS Cash Fund, which was merged with and into Morgan Stanley Fund, Inc. on September 27, 1996.


(8) Portfolio had not commenced operations as of December 31, 1996.

                                     PROXY


                    THE TURKISH INVESTMENT FUND, INC.

                C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                       1221 AVENUE OF THE AMERICAS
                        NEW YORK, NEW YORK 10020

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints WARREN J. OLSEN, MICHAEL F. KLEIN, VALERIE Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on March 24, 1997 at the Annual Meeting of Stockholders to be held on April 30, 1997, and at any adjournment thereof.

     The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated March 27, 1997.

         (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)
                            SEE REVERSE SIDE

[X] Please mark your votes as in this sample.

1.  Election of the following nominees as Directors:

    FOR       WITHHELD


    [ ]         [ ]     Class II Nominees:
                         John W. Croghan and Graham E. Jones



                         ______________________________________
                         For all nominees except as noted above


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

    FOR               AGAINST             ABSTAIN

    [ ]                 [ ]                 [ ]

3. Approval of the Investment Advisory and Management Agreement among The Turkish Investment Fund, Inc., Morgan Stanley Asset Management Inc. and Morgan Stanley Asset Management Limited.

    FOR               AGAINST             ABSTAIN

    [ ]                 [ ]                 [ ]



4. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO CLASS II NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 AND PROPOSAL NO. 3. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.


SIGNATURES(S)___________________________________  DATE _______________,
1997

When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.

If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE
 AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.